Company Overview November 29, 2021 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.1

Disclaimer Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions.  All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, interactions with the FDA with regard to the potential approval of the NDA for VP-102, the potential benefits and potential commercialization of VP-102 for the treatment of molluscum, if approved, current and prospective product candidates, planned clinical trials and preclinical activities, product approvals, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated product candidates, and the potential payments and benefits to Verrica of the license agreement with Torii, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.    The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC) on March 17, 2021, and our other filings made with the SEC.  New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.  There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies. Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Investment Highlights

Focused on Clinician-Administered Therapies With Potential for Reimbursement as a Medical Benefit

YCANTH™ (VP-102)

- In Development to Address Two of the Largest Unmet Needs in Dermatology
  - U.S. prevalence of ~6 million in molluscum contagiosum[1] and ~22 million in common warts[2]
  - No FDA-approved drugs to treat molluscum or warts
- Innovative Product Candidate
  - Proprietary drug-device combination of formulation and single-use applicator
- Physician Acceptance
  - 95% of Pediatric Dermatologists have used API[3]
- Payer Research Suggests Favorable Reimbursement Landscape
- Exclusive License for Torii Pharmaceutical to Develop and Commercialize VP-102 in Japan
- NDA resubmitted on November 24, 2021

Dermatological Oncology

- Worldwide rights for dermatological oncology, including basal cell and squamous cell carcinomas and non-metastatic melanoma, to LTX-315
  - First-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers[4]; patients typically treated with surgery
- FDA acceptance of IND in November 2021; Verrica expects to initiate Phase 2 in Q1 2022[5]

Proven Team and Strong Balance Sheet

- Industry-leading, experienced management team with extensive dermatology product launch experience
- $79.4M cash, cash equivalents and marketable securities as of September 30, 2021

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) Rogers JAMA Derm 2015; https://www.aad.org/media/stats-skin-cancer; https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/
(5) Timing of clinical trials subject to change.

VERRICA PHARMACEUTICALS Reinventing Skin Science

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Verrica: Striving to Change the Game in Medical Dermatology Potential first and only FDA-approved product to treat Molluscum Contagiosum Innovative distribution model to eliminate physician cost of acquiring YCANTH Forward-deployed based inventory model to allow physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment through RFID technology Enhanced physician revenue opportunity Continued reimbursement under the CPT codes 11710 and 17111 Margin on sale of the product (typically 6%-10% of ASP dependent on health plan) HCP-administered procedure in office typically falls under the medical benefit with an assigned permanent J-Code Medical benefit is often less managed by insurance if pricing stays below the specialty tier (list price of $670) Patient responsibility typically averages 20% co-insurance off list price, before manufacturer co-pay applied Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Our Product Portfolio Pre-IND Phase 2 Phase 3 NDA Next Expected Milestone YCANTH Molluscum Contagiosum FDA acceptance of NDA resubmitted Nov ‘21 VP-102 Common Warts Evaluate potential second Phase 2 trial External Genital Warts Initiate Phase 3 in 2H 2022 VP-103 Plantar Warts Initiate Phase 2 trial LTX-315 Dermatological Oncology Initiate Phase 2 trial in Q1 2022 [a]Originally designed Phase 2 program completed. [b]Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol. [c]Timing of clinical trials for External Genital Warts and LTX-315 may be subject to change. [d]Timing for initiating clinical trials for Plantar Warts to be determined. [e]License excludes metastatic melanoma and metastatic merkel cell carcinoma. Initially focused on basal cell and squamous cell carcinomas. [a] Copyright © 2021 Verrica Pharmaceuticals. All rights reserved. [b] [c] [c] [d] [e]

YCANTH™ in Development to Address Two of the Largest Unmet Needs in Dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 Prevalence in U.S. Common Warts US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) 22M 1.5M Patients Diagnosed Annually Not Diagnosed 5.1 million Molluscum US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

U.S. Regulatory Status of VP-102 Verrica received a Complete Response Letter (CRL) from the FDA on September 17, 2021 due to open general inspection items at a contract manufacturer (CMO) that were not specific to VP-102. The Company received a General Advice Letter (GAL) from the FDA on September 22, 2021 with recommendations to improve VP-102’s user interface. On November 5, 2021 Verrica was notified that the inspection of the CMO was classified as “voluntary action indicated” (“VAI”), is now closed and that the VAI classification will not directly negatively impact FDA’s assessment of the Company’s NDA. Verrica resubmitted the NDA for VP-102 on November 24, 2021; the resubmission is limited to address the successful resolution of inspection deficiencies identified at the CMO in the CRL, as well as the recommendations included in the General Advice Letter. Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

THE PROBLEM Molluscum Contagiosum Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Molluscum Background ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Transmission Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) Diagnosis & Symptoms Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions Complications Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Current Treatments for Molluscum are not FDA-Approved and Have Many Limitations

Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain

Significantly undertreated patient population

	DESCRIPTION	LIMITATIONS
Cryotherapy	Freezing the lesions with liquid nitrogen	• Pain and scarring • Unsuitable for use in children
Curettage	Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions	• Pain and scarring • Unsuitable for use in children
Laser Surgery	Applying a laser to target and destroy the lesions	• Pain, cost and lack of availability • Unsuitable for use in children
Topical Products	Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions	• Unproven efficacy
Off-Label Drugs	Retinoids, antiviral medicines, or immune modulating therapies	• Limited efficacy • Side-effects
Natural Remedies	Applying natural oils (e.g. tea tree oil) with antimicrobial properties	• Unproven efficacy • Pain, irritation and allergic reactions

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

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THE SOLUTION YCANTH™ (VP-102) Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

YCANTH™ (VP-102) Is a Proprietary Drug-Device Combination of Cantharidin Administered Through our Single-use Precision Applicator GMP-controlled new formulation of 0.7% w/v cantharidin Consistent and shelf-stable Single-use applicator to reduce cross-contamination and allow for more effective application of drug by HCP Visualization agent to identify treated lesions Bittering agent to deter oral ingestion Clinician administered, In-Office Procedure Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

We Have Successfully Completed Two Pivotal Phase 3 Trials (CAMP-1 & CAMP-2) In Molluscum Population Trial Design Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials CAMP-1 conducted under FDA Special Protocol Assessment (SPA) Endpoints Primary: Percent of subjects with complete clearance of molluscum at Day 84 Secondary: Percent of subjects with complete clearance at week 3, 6, 9 Safety & tolerability Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days; Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2 Application Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications VP-102 or placebo will be left on for 24 hours before removal with soap and warm water 12-week study period

Molluscum History for Subjects in Phase 3 Trials1 (1) Eichenfield Amer J Clin Derm 2021 VP-102 (n=310) Vehicle (n=218) Baseline Lesion Count Mean (SD) Median Range 20.5 ± 23.1 12.0 1-184 22.5 ± 22.3 15.5 1-110 Time Since Clinical Diagnosis (days) Mean (SD) Median Range 122.9 ± 200.9 25.0 1-1247 126.2 ± 198.7 31.5 1-1302 Previous Treatment for Molluscum - no. (%) Yes 89 (28.7) 72 (33.0) Atopic Dermatitis (AD) – no. (%) History or Active AD Active AD* 50 (16.1) 23 (7.4) 35 (16.1) 20 (9.2) *Active AD was determined by concomitant medication usage of the following medications during the study: topical corticosteroids, topical calcineurin inhibitors, and/or PDE-4 inhibitors Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Primary Endpoint of Complete Clearance vs. Vehicle[1]



Percentage of Patients With Complete Clearance of Molluscum Lesions at Day 84 (ITT Population)
VP-102 (N=310)
Vehicle (N=218)
100%
80%
60%
40%
20%
0%
P=0.0002
8.4%
2.8%
P<0.0001
16.8%
6.4%
P<0.0001
30.0%
10.6%
P<0.0001
50.0%
15.6%
1
21
42
63
84
Day

Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

(1) Eichenfield *Amer J Clin Derm* 2021

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

15

Phase 3 Studies in Molluscum Demonstrate Statistically Significant Efficacy on Percent Reduction of Lesions vs. Vehicle[1]


Percentage Mean Change in Lesion Count from Baseline to Day 84 (ITT Population)
VP-102 (N=310)
Vehicle (N=218)
*
*
*
*
20%
0%
-20%
-40%
-60%
-80%
-100%
2.2%
-30.9%
-50.8%
-4.4%
-60.6%
-5.9%
-76.0%
-0.3%
21
42
63
84
Day

Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2)

VERRICA PHARMACEUTICALS Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

(1) Eichenfield *Amer J Clin Derm* 2021

16

Phase 3 Discontinuation of Study Medication Due to Treatment-Related Adverse Events1 N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Total Discontinuation Rate 6 (1.9) 0 (0) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield Amer J Clin Derm 2021 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

MC Commercial Opportunity Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US Prevalence of ~6 million in molluscum(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Dermatologists are Familiar with API Used in YCANTH™ (VP-102) & Would Use if Available


~70%

Physicians who do not use the API of YCANTH™ (VP-102) **stated inaccessibility as a primary reason why they are not using**[(1)]


87%

Physicians reported they **would use YCANTH™ (VP-102) if the cost of the drug was covered**[(2)]

(1) Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists.
(2) Company survey of 40 physicians.

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Physicians are Highly Favorable to YCANTH™ (VP-102) Profile Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Derms and Ped Derms (1) Pediatricians (1) 5.6 6.3 Efficacy Efficacy KEY REASONS TO USE IF APPROVED Convenience of administration Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) Precise and pain free application FDA approval Fits into their current office model Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Multiple Payer Research Studies Suggest Favorable Reimbursement Landscape for YCANTH™ (VP-102) Source: Third party study commissioned by the Company. COHORT SIZE AVERAGE LIVES COVERED Medical Directors 7 9.8M Pharmacy Directors 6 4.2M IDN Stakeholders 2 6.5M The 15 Payer Organizations and Plans Represented in the Interviews Cover a Total of 105 Million Commercial & Medicaid Lives Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Multiple Payer Research Studies Suggest Favorable Reimbursement Landscape for YCANTH™ (VP-102)

Key Takeaways

1. Payers interviewed **recognize a significant unmet need** for molluscum contagiosum and lack of an effective treatment

2. Some of the **key concerns** mentioned about the undertreatment of the condition include the **risk of infection, scarring, or spread of the disease**

3. Payers **perceived YCANTH™ (VP-102) to be highly favorable** based on the majority of patients experiencing clearance within 12 weeks

4. Given the unmet need and favorable clinical outcomes in Phase 2 trials, **payers anticipate the majority of patients would have access to YCANTH™ (VP-102)** with minimal to no restrictions

Source: Third party study commissioned by the Company.

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Medical Benefit Advantages Over Pharmacy Benefit Medical Benefit Pharmacy Benefit Reimbursement for products administered in office by HCP More common Less common Reimbursable upon launch prior to clinical review More common Less common Subject to rebates and discounts in order to obtain formulary access Less common More common Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit Typically, higher deductions to meet rebate demands and costs of co-pay program Patient obligation Typically, averages 20% co-insurance off list price, before manufacturer co-pay applied Prescription co-pay varies by plan Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Integrated Commercial Approach with Multiple Strategic Levers Disease Awareness Increase treatment seekers through cost- efficient consumer advertising Dedicated Institutional Team Specialists to promote to dermatologists in academic settings and group practices Specialized Sales Team Targeting office-based and institutional Dermatologists, and select Pediatricians Buy and Bill or Specialty Pharmacy Forward Deployed Inventory Supportive HUB services Dedicated field reimbursement Team KOL Engagement Strong established relationships and support Commercial Strategy Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Physician Choice of Distribution Model Buy-and-Bill Specialty Pharmacy HCP Reimbursement Permanent J-code Yes (within 1-2 quarters post-launch); Reimbursed under miscellaneous J-code until permanent J-code assigned No Office visit fee Yes Yes Lesion destruction (CPT 17110, 17111) Yes Yes Margin on sale of product Yes, typically 6%-10% of ASP (dependent on health plan) No Distribution Forward-deployed Inventory Model Specialty Pharmacy Model Verrica sells product to distributor Distributor supplies product on consignment basis to physicians Allow physicians to pay for inventory after the claim has been adjudicated and the patient agrees to treatment through RFID technology RX filled by pharmacy network The pharmacy will also support prior-authorizations, if applicable Pharmacy adjudicates claim with patients and applies co-pay program White bag delivery to physician Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Pre-Commercialization Activities Ongoing Engagement at Premier Venues & Industry Channels Poster Presentation National and Regional Meetings National and Regional Meetings DISEASE AWARENESS Caregiver Molluscum education through digital and social tools HCP Molluscum education through congresses, speaker programs, and professional journal space Trade distribution channel development Customer segment insights Brand strategy, customer segmentation, and targeting Commercial systems infrastructure OTHER Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

VP-102 in Common Warts Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Verruca Vulgaris (Common Warts)

OVERVIEW

Caused by human papilloma virus (HPV)

Infects patients of all ages

Persistent infection, highly refractory

Typically 2-5 lesions

No FDA-approved drug for the treatment of common warts

U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

ETIOLOGY AND CLINICAL PRESENTATION

Transmission
- Skin to skin contact
- Touching of contaminated objects

Diagnosis & Symptoms
- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



Complications
- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018

29

We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts Study Design Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Endpoints Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Patients Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Application Study drug (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 VP-102 will be left on for 24 hours before removal with soap and warm water Open label study with two cohorts Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

VP-102 Demonstrated Clinically Meaningful Efficacy on Primary Endpoint of Complete Clearance in COVE-1 Study1 (1) Guenthner 2019 Fall Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Adverse Events in COVE-1 Study (Incidence≥5%)1,* (1) Guenthner 2019 Fall Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

VP-102 in External Genital Warts Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Condyloma Acuminatum (Genital Warts)

OVERVIEW

Caused by human papilloma virus (HPV)

Lesions on the surface of the skin in the genital and perianal regions

Highly contagious and recurrences are common

Treatment options have limitations

Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States[1]

ETIOLOGY AND CLINICAL PRESENTATION

Transmission

- Skin to skin contact
- Spread through sexual contact

Diagnosis & Symptoms

- Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped
- Lesions may occur singularly, in clusters, or as plaques
- Lesions can be itchy, and can cause pain and discomfort



Complications

- Irritation, pain, and redness of surrounding skin
- Dyspigmentation of affected areas
- Scarring may occur
- Bacterial superinfection of lesions

(1) Yanofsky, Valerie & Patel, Rita & Goldenberg, Gary. (2012). Genital warts: A comprehensive review. The Journal of clinical and aesthetic dermatology. 5. 25-36.

34

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Phase 2 Study (CARE-1) in External Genital Warts (EGW)

Study Design

Multi-center, double-blind, vehicle-controlled

Dose regimen, efficacy, safety & tolerability

Study comprised of two parts (A and B)

Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B

Endpoints

Primary
Percent of subjects with complete clearance of all treatable warts at Day 84

Secondary
Percent of subjects achieving complete clearance of all treatable warts at days 21, 42, and 63

Patients

Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Application

Study drug (VP-102) is administered topically to each treatable wart every 21 days until complete clearance for a maximum of 4 treatments

Part A: Three treatment groups with a 2-hour, 6-hour, and 24-hour duration of skin exposure before removal with soap and warm water

Part B: 6- and 24-hour duration of treatment exposure (chosen based on Part A) with follow up period through Day 147

Frequency of administration is every 21 days

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Reinventing Skin Science

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Demographics (CARE-1, ITT Population)1* VP-102 6-hour (N=30) Vehicle 6-hour (N=24) VP-102 24-hour (N=27) Vehicle 24-hour (N=18) Age Mean (SD) Min, Max 38.93 (9.9) 26, 59 35.83 (7.8) 26, 58 34.33 (7.1) 25, 53 33.83 (6.3) 25, 43 Gender, n (%) Male Female 17 (56.7) 13 (43.3) 14 (58.3) 10 (41.7) 15 (55.6) 12 (44.4) 11 (61.1) 7 (38.9) Race, n (%) White Black or African American American Indian or Alaska Native Other 24 (80.0) 6 (20.0) 0 (0) 0 (0) 13 (54.2) 8 (33.3) 1 (4.2) 2 (8.3) 24 (88.9) 2 (7.4) 0 (0) 1 (3.7) 12 (66.7) 6 (33.3) 0 (0) 0 (0) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino 6 (20.0) 24 (80.0) 1 (4.2) 23 (95.8) 2 (7.4) 25 (92.6) 5 (27.8) 13 (72.2) *Pooled data from Part A and B (1) Guenthner 2020 Winter Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Baseline EGW Characteristics (CARE-1, ITT Population)1* *Pooled data from Part A and B VP-102 6-hour (N=30) Vehicle 6-hour (N=24) VP-102 24-hour (N=27) Vehicle 24-hour (N=18) Duration of Warts, No. (%) <1 year 15 (50.0) 12 (50.0) 14 (51.9) 9 (50.0) 1-2 years 3 (10) 1 (4.2) 2 (7.4) 0 (0.0) >2-5 Years 4 (13.3) 5 (20.8) 8 (29.6) 3 (16.7) >5 years 8 (26.7) 6 (25.0) 3 (11.1) 6 (33.3) Wart Count Mean 8.5 6.71 9.48 7.56 SD 7.3 5.5 6.2 6.8 Median 6 5 9 4.5 Min, Max 2, 30 2, 26 2, 25 2, 28 Prior Wart Treatment, No. (%) Yes 17 (56.7) 13 (54.2) 14 (51.9) 9 (50) (1) Guenthner 2020 Winter Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Efficacy (CARE-1, ITT Population) Pooled data from Part A and B *P<0.001 **P≤0.0001 ** ** * (1) Guenthner 2020 Winter Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Safety: Treatment Emergent Adverse Events (CARE-1, Safety Population)1,*, TEAEs, N (%) VP-102 6-hour (N=29) Vehicle 6-hour (N=22) VP-102 24-hour (N=28) Vehicle 24-hour (N=20) Subjects reporting at least one TEAE 29 (100.0) 15 (68.2) 28 (100.0) 9 (45.0) Application site vesicles 25 (86.2) 0 (0.0) 26 (92.9) 1 (5.0) Application site pain 20 (69.0) 3 (13.6) 19 (67.9) 4 (20.0) Application site erythema 14 (48.3) 3 (13.6) 19 (67.9) 1 (5.0) Application site pruritus 14 (48.3) 5 (22.7) 10 (35.7) 1 (5.0) Application site scab 13 (44.8) 1 (4.5) 14 (50.0) 0 (0.0) Application site discoloration 7 (24.1) 4 (18.2) 6 (21.4) 0 (0.0) Application site dryness 7 (24.1) 2 (9.1) 6 (21.4) 1 (5.0) Application site erosion 6 (20.7) 0 (0.0) 7 (25.0) 0 (0.0) Application site edema 3 (10.3) 1 (4.5) 7 (25.0) 1 (5.0) Application site exfoliation 3 (10.3) 2 (9.1) 5 (17.9) 0 (0.0) TEAEs = Treatment Emergent Adverse Events *Pooled data from Part A and B. No subjects discontinued the study due to AEs.  No serious adverse events as deemed related to study drug by investigator. (1) Guenthner 2020 Winter Clinical Dermatology Symposium Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

LTX-315 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

LTX-315 Overview

Induces Immunogenic Cell Death and a Tumor-specific Immune Response[1]

OVERVIEW

First-in-class oncolytic peptide that is injected directly into a tumor to induce immunogenic cell death

Worldwide license in dermatological oncology[2] from Lytix Biopharma in August 2020

Verrica intends to focus initially on basal cell and squamous cell carcinomas as lead indications

FDA acceptance of IND in November 2021; Verrica expects to initiate Phase 2 in Q1 2022[3]

(1) Camilio *Oncoimmunology* 2014
(2) All malignant and pre-malignant dermatological indications, except for metastatic melanoma and metastatic merkel cell carcinoma
(3) Timing of clinical trials subject to change

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

1 Kills the Tumor Cells

LTX-315 enters the cells and disturbs cell membranes, causing cell death and release of a patient's tumor specific antigens

2 Triggers Immune Responses Targeting Tumor Cells

This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells


LTX-315 targets mitochondria
Destruction of mitochondria
Cancer cell destroyed, release of:
Tumor antigens AND Potent immunstimulants
Activation of antigen presenting cells (APC) and uptake of tumor antigens
T cell activation
Systemic attack and killing of cancer cells by T cells

41

Non-Melanoma Skin Cancer Non-melanoma skin cancer includes basal cell and squamous cell carcinoma Basal cell carcinoma is the most common malignancy in humans1 Common treatments are invasive, painful, can cause scarring, and may require destruction of healthy tissue ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Patient population1 Estimated 5.4 million diagnoses of basal cell (BCC) and squamous cell (SCC) carcinomas annually Increasing age and sun exposure are risk factors Diagnosis & Symptoms2,3 New or changing lesions on sun exposed skin Common on the head/neck BCC: Pink pearly papules with prominent blood vessels SCC: Pink, rough scaly papules, patches, or plaques Diagnosis through routine biopsy Complications3,4 Damage to healthy tissue, pain, permanent scarring Surgical complications include disfigurement, bleeding and infection Metastasis to other areas of the body/organs (1) Rogers JAMA Derm 2015; https://www.aad.org/media/stats-skin-cancer;  https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/ (2) Combalia Derm Practic & Concept 2020 (3) Gruber StatPearls 2020 (4) Bailey Int J of Wom Derm 2019 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Current Treatments For Non-Melanoma Skin Cancer[1-3]

Invasive procedures may lead to permanent scarring, pain, damage to healthy tissue, and recurrence

	DESCRIPTION	LIMITATIONS
Surgical Excision	Using a scalpel to remove diseased tissue and healthy skin	• Invasive • Can cause scarring/disfigurement, infection, pain
Mohs Surgery	Used in high risk NMSC or in special sites	• Invasive, may take several rounds • Can cause scarring, disfigurement and pain
Electrodessication and Curettage	Minor surgical procedure to remove diseased tissue with sharp tool and cauterize the area	• Invasive • Painful • Likely to cause scarring
Topical Agents	5-FU, ingenol mebutate, or imiquimod	• May only be efficacious in small, superficial tumors • Local inflammatory reactions, systemic size effects
Oral Therapy	ERIVEDGE® (vismodegib)[4]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects
Oral Therapy	ODOMZO® (sonidegib)[5]	• Approval limited to small subset of BCC and metastatic BCC • Systemic side effects

(1) Camilio *Oncoimmunology* 2014
(2) Combalia *Derm Practic & Concept* 2020
(3) Bailey *Int J of Wom Derm* 2019

(4) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adults with metastatic basal cell carcinoma, or with locally advanced basal cell carcinoma that has recurred following surgery or who are not candidates for surgery and who are not candidates for radiation.
(5) Per Prescribing Information: a hedgehog pathway inhibitor indicated for the treatment of adult patients with locally advanced basal cell carcinoma (BCC) that has recurred following surgery or radiation therapy, or those who are not candidates for surgery or radiation therapy.

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

43

Regulatory Exclusivity and Intellectual Property Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Verrica has Several Potential Ways to Maintain Exclusivity for VP-102

Regulatory Exclusivity	5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications)		
Compounding Pharmacies	If VP-102 is approved, traditional compounding pharmacies will NOT be able to continue compounding cantharidin regularly or in inordinate amounts, except under patient specific circumstances as prescribed by a physician.	The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.	
Manufacturing	VP-102 has the potential to address stability issues with standard packaging and container/ closure systems	Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products	Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America
True Generic Unlikely	Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ (VP-102) and potential competitors	Cannot do traditional PK/bioequivalence study (no blood level profile for YCANTH™ (VP-102))	May require new clinical studies with new formulation and new delivery approach that shows equivalence without violating any of Verrica's IP

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

45

Overview of VP-102/103 Intellectual Property Portfolio

#	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744)	May prevent generics from utilizing a similar applicator Design patent application allowed in the US
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Overview of LTX-315 Intellectual Property Portfolio 1 In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Investor Relations—NASDAQ: VRCA Analyst Coverage(1) Ken Cacciatore, Cowen Oren Livnat, H.C. Wainwright David Steinberg, Jefferies Serge Belanger, Needham Tim Chiang, Northland Capital Markets Greg Renza, RBC Capital Markets As of June 30, 2021 Cash and marketable securities: $90M Debt: $40M Outstanding shares: 27.5M Outstanding option shares and RSUs: 4.2M Disclaimer: Any opinions, estimates or forecasts regarding Verricaʼs performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied. Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Investment Highlights

Focused on Clinician-Administered Therapies With Potential for Reimbursement as a Medical Benefit

YCANTH™ (VP-102)

- In Development to Address Two of the Largest Unmet Needs in Dermatology
  - U.S. prevalence of ~6 million in molluscum contagiosum(1) and ~22 million in common warts(2)
  - No FDA-approved drugs to treat molluscum or warts
- Innovative Product Candidate
  - Proprietary drug-device combination of formulation and single-use applicator
- Physician Acceptance
  - 95% of Pediatric Dermatologists have used API(3)
- Payer Research Suggests Favorable Reimbursement Landscape
- Exclusive License for Torii Pharmaceutical to Develop and Commercialize VP-102 in Japan
- NDA resubmitted on November 24, 2021

Dermatological Oncology

- Worldwide rights for dermatological oncology, including basal cell and squamous cell carcinomas and non-metastatic melanoma, to LTX-315
  - First-in-class oncolytic peptide injected directly into tumor
- Positive tumor-specific immune cell responses in multi-indication Phase 1/2 oncology trials
- Verrica to focus initially on development to treat basal cell and squamous cell carcinomas
- 5.4 million diagnoses annually in the U.S. of basal and squamous cell skin cancers(4); patients typically treated with surgery
- FDA acceptance of IND in November 2021; Verrica expects to initiate Phase 2 in Q1 2022 (5)

Proven Team and Strong Balance Sheet

- Industry-leading, experienced management team with extensive dermatology product launch experience
- $79.4M cash, cash equivalents and marketable securities as of September 30, 2021

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(3) Based on a survey of 115 dermatologists the results of which have been extrapolated to pediatric dermatologists.
(4) Rogers JAMA Derm 2015; https://www.aad.org/media/stats-skin-cancer; https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/
(5) Timing of clinical trials subject to change.

VERRICA PHARMACEUTICALS Reinventing Skin Science

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Our Product Portfolio Pre-IND Phase 2 Phase 3 NDA Next Expected Milestone YCANTH Molluscum Contagiosum FDA acceptance of NDA resubmitted Nov ‘21 VP-102 Common Warts Evaluate potential second Phase 2 trial External Genital Warts Initiate Phase 3 in 2H 2022 VP-103 Plantar Warts Initiate Phase 2 trial LTX-315 Dermatological Oncology Initiate Phase 2 trial in Q1 2022 [a]Originally designed Phase 2 program completed. [b]Company evaluating potential for conducting an additional Phase 2 trial based on FDA feedback for Phase 3 trial protocol. [c]Timing of clinical trials for External Genital Warts and LTX-315 may be subject to change. [d]Timing for initiating clinical trials for Plantar Warts to be determined. [e]License excludes metastatic melanoma and metastatic merkel cell carcinoma. Initially focused on basal cell and squamous cell carcinomas. [a] Copyright © 2021 Verrica Pharmaceuticals. All rights reserved. [b] [c] [c] [d] [e]

Management Team with Extensive Product Launch and Dermatology Experience Selected Launched Products Terry Kohler Chief Financial Officer Ted White President & Chief Executive Officer Chief Medical Officer Joe Bonaccorso Chief Commercial Officer Gary Goldenberg, MD Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Appendix Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Reinventing dermatology therapeutics by focusing on development and commercialization Late-stage dermatology therapeutics company Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Molluscum Clinical Evidence Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Cantharidin Elicits a Dual Response in the Skin

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]



Lymphocyte Neutrophil Eosinophil Macrophage

VERRICA PHARMACEUTICALS Reinventing Skin Science

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum

	TRIAL AND STATUS	FORMULATION / APPLICATION METHOD	TRIAL DESIGN	TRIAL OBJECTIVES
PHASE 3	**Pivotal Trial CAMP-1** Complete	VP-102	• N=266 • Conducted under SPA • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 3	**Pivotal Trial CAMP-2** Complete	VP-102	• N=262 • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 2	**Innovate Trial** Complete	VP-102	• Open-label, single-center • N=33	• To determine possible systemic exposure from a single 24-hour application of VP-102 • To confirm safety and efficacy with applicator
PHASE 2	**Pilot Trial** Complete	Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab	• Open-label, single-center • N=30	• To evaluate safety and efficacy and determine optimal treatment duration

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Reinventing Skin Science

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Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Demographics in Phase 3 Trials1 VP-102 (n=310) Vehicle (n=218) Age (years) Mean (SD) Median Range 7.5 ± 6.7 6.0 2-60 6.8 ± 5.8 6.0 2-54 Age Group - no.(%) ≥ 2 to 5 yr ≥6 to 11 yr ≥12-18 yr ≥ 19 yr 137 (44.2) 140 (45.2) 22 (7.1) 11 (3.5) 106 (48.6) 89 (40.8) 18 (8.3) 5 (2.3) Gender – no. (%) Female Male 154 (49.7) 156 (50.3) 107 (49.1) 111 (50.9) Race or Ethnic Group – no. (%) White Black or African American Asian American Indian/Alaskan Native Other 277 (89.4) 13 (4.2) 6 (1.9) 0 14 (4.5) 202 (92.7) 8 (3.7) 1 (0.5) 1 (0.5) 6 (2.8) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield Amer J Clin Derm 2021 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Safety Summary for Molluscum Phase 3 Trials1 Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield JAMA Derm 2020 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

YCANTH™ (VP-102) Designed to be Clinician-Administered and Intend to Distribute Through Specialty Product Channels, if Approved Note: For illustrative purposes only. If approved, actual distribution channels and support services may change as strategy is finalized. Distribution model will be supported by a patient and HCP services platform (HUB) Benefits investigation/verification to determine coverage Full reimbursement support for miscellaneous J-code under medical benefit (1) Prior authorization support Co-pay/co-insurance assistance Dedicated field reimbursement team to support physician offices Specialty Distributor Specialty Pharmacy Physician Office “White Bag” “Buy and Bill” Potential Physician Reimbursement Opportunities “Buy and Bill” “White Bag” Office visit Office visit Procedure for lesion destruction Procedure for lesion destruction YCANTH™ (VP-102) = (ASP + X%) Verrica intends to file for a product-specific J-code for VP-102 Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.

Historical Compounded Cantharidin Presents a Number of Limitations Varying concentration Evaporation of volatile solvents leads to concentration increases Patients can receive more drug than clinically necessary resulting in excessive blistering Inconsistent purity and lack of controlled product manufacturing Risk of impurities present such as residual solvents and pesticides Lack of reimbursement Not FDA approved and therefore not eligible for drug reimbursement Inconvenient and variable administration Application with the wooden stick part of a cotton-tipped swab can lead to patients receiving more drug than necessary Inability for physicians to identify where the drug has been applied Limited availability Illegal to import formulated cantharidin Generally not available in hospitals and academic settings, which require FDA approved product Only an estimated 7% of 503B compounders produce formulations containing cantharidin(1) 2 1 3 5 4 Based on 57 503B facilities and 4 compounders of cantharidin per FDA database (January – June 2019). Copyright © 2021 Verrica Pharmaceuticals. All rights reserved.